UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2007

OCCULOGIX, INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	000 51030 (Commission File Number)	59-343-4771 (IRS Employer Identification No.)

2600 Skymark Avenue, Unit 9, Suite 201
Mississauga, Ontario L4W 5B2
(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 Entry into a Material Definitive Agreement

On February 1, 2007, OccuLogix, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors listed on the Schedule of Investors attached to such agreement as Exhibit A (collectively, the “Investors”), pursuant to which the Company agreed to issue to the Investors an aggregate of 6,677,333 shares of the Company’s common stock (the “Shares”) and five-year warrants exercisable into an aggregate of 2,670,933 shares of the Company’s common stock (the “Warrants”). The per share purchase price of the Shares is $1.50, and the per share exercise price of the Warrants is $2.20, subject to adjustment. The Warrants will become exercisable on August 6, 2007.

Pursuant to the Securities Purchase Agreement, the Company has agreed to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), on or prior to the 30th calendar day following the date on which the sale of the Shares and the Warrants closes (the “Closing Date”), a registration statement (the “Registration Statement”) covering the resale of the Shares and the shares of the Company’s common stock underlying the Warrants (the “Warrant Shares”), for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Securities Purchase Agreement, the Company has agreed to use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof but, in any event, if the Registration Statement does not become subject to review by the SEC, prior to the earliest to occur of (1) the 90th calendar day following the Closing Date and (2) the fifth trading day following the date on which the Company receives notification from the SEC that the Registration Statement will not become subject to the SEC’s review. If the Registration Statement becomes subject to review by the SEC, the Company will be obligated to use commercially reasonable efforts to cause the registration statement to be declared effective prior to the 120th calendar day following the Closing Date. Pursuant to the Securities Purchase Agreement, the Company has also agreed to use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date on which all of the Shares and the Warrant Shares have been sold and the date on which all of the Shares and the Warrant Shares can be sold publicly under Rule 144(k) promulgated by the SEC pursuant to the Securities Act.

ITEM 3.02 Unregistered Sale of Equity Securities

Pursuant to the Securities Purchase Agreement, on February 6, 2007, the Company issued the Shares (an aggregate of 6,677,333 shares of the Company’s common stock) and the Warrants (five-year warrants exercisable into an aggregate of 2,670,933 shares of the Company’s common stock). The gross proceeds of sale of the Shares totaled $10,015,999.50. As indicated in Item 1.01 above, the per share purchase price of the Shares was $1.50, the per share exercise price of the Warrants is $2.20, subject to adjustment, and the Warrants will become exercisable on August 6, 2007.

On February 6, 2007, the Company also issued to Cowen and Company, LLC a warrant exercisable into an aggregate of 93,483 shares of the Company’s common stock (the “Cowen Warrant”) in part payment of the placement fee payable to Cowen and Company, LLC for the services it had rendered as the placement agent in connection with the sale of the Shares and the Warrants. All of the terms and conditions of the Cowen Warrant (other than the number of shares of the Company’s common stock into which the Cowen Warrant is exercisable) are identical to those of the Warrants.

In issuing the Shares, the Warrants and the Cowen Warrant, the Company relied upon the exemptions from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as each of the Investors and Cowen and Company, LLC represented that it was an “accredited investor” as defined in Rule 501(a) of Regulation D.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Securities Purchase Agreement, dated as of February 1, 2007, by and among OccuLogix, Inc. and the investors listed on the Schedule of Investors attached thereto as Exhibit A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCULOGIX, INC.
Date: February 6, 2007	By:	/s/William G. Dumencu
William G. Dumencu Chief Financial Officer